EXHIBIT 10.25


                                    GUARANTY

         This GUARANTY (this "Guaranty") is made this 16 day of June, 2004, by PENINSULA CAPITAL CORP. (formerly known as The Old Evangeline Downs Capital
Corp.), a Delaware corporation, together with those additional entities that hereafter become parties hereto by executing the Form of Supplement attached hereto as Annex 1 (each, a "Guarantor", and collectively, the "Guarantors") in favor of Wells Fargo Foothill, Inc., a California corporation, as agent for the Lenders (as defined in the hereinafter defined Loan Agreement) (the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to that certain Loan and Security Agreement as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement), by and among The Old Evangeline Downs, L.L.C., a Louisiana limited liability company ("OED"), and Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company ("DJO"; together with OED, hereinafter collectively referred to as "Borrowers" and each individually as a "Borrower"), the Lenders party thereto from time to time and the Agent, the Lender Group has agreed to extend credit to the Borrowers from time to time pursuant to the terms and conditions thereof; and

         WHEREAS, each Guarantor is an Affiliate of the Borrowers and each Guarantor has determined that its execution, delivery and performance of this Guaranty directly or indirectly benefits such Guarantor, and is within such Guarantor's corporate, partnership or limited liability company purposes, as applicable; and

         WHEREAS, it is a condition precedent to the extension of credit under the Loan Agreement that each Guarantor execute and deliver this Guaranty to the Agent; and

         WHEREAS, the obligations of each Guarantor hereunder are secured by the other Loan Documents to which such Guarantor is a party;

         NOW, THEREFORE, for and in consideration of the recitals made above, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

         1. Each Guarantor hereby guarantees to the Agent, for the benefit of the Lender Group, the full and prompt payment and performance of (a) all covenants, agreements and liabilities of the Borrowers under the Loan Documents and all now existing or hereafter arising Obligations (including, without limitation, any interest, fees and other charges in respect of the Loan Agreement and the other Loan Documents that would accrue but for the filing of an Insolvency Proceeding with respect to any Borrower, regardless of whether such claim is allowed in such Insolvency Proceeding), and (b) the obligations of each Guarantor and the other Guarantors (as defined in the Loan Agreement) arising from this Guaranty and any other Loan Document, plus reasonable attorneys' fees for which a written invoice has been presented to the Agent and expenses if the obligations represented by this Guaranty are collected by law, through an attorney-at-law, or under advice therefrom (all of the foregoing now existing or hereinafter arising obligations being referred to, collectively, as the "Secured Obligations").

         2. Regardless of whether any proposed guarantor or any other Person shall become in any other way responsible to the Lender Group, or any of them, for or in respect of the Secured Obligations or any part thereof, and regardless of whether or not any Person now or hereafter responsible to the Lender Group, or any of them, for the Secured Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, each Guarantor hereby declares and agrees that this Guaranty shall be a joint and several obligation, shall be a continuing guaranty and shall be operative and binding until the Secured Obligations shall have been indefeasibly paid or performed in full, the Loan Agreement and the other Loan Documents have been terminated and the Lender Group shall be under no further obligation to extend any additional credit under the Loan Agreement.

         3. Upon execution of this Guaranty and delivery thereof to the Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantors and shall not be subject to or affected by any promise or condition affecting or limiting any Guarantor's liability, except as stated in the Loan Agreement, and no statement, representation, agreement or promise on the part of the Lender Group and the Borrowers, or any of them, or any officer, employee or agent thereof, unless contained herein, forms any part of this Guaranty or has induced the making thereof or shall be deemed in any way to affect any
Guarantor's liability hereunder. Each of the Guarantors absolutely, unconditionally and irrevocably waives any and all right to assert any defense (other than the defense of payment in cash in full), set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty, or the obligations of such Guarantor under this Guaranty or the obligations of any other Person or party (including, without limitation, the Borrowers or any of them) relating to this Guaranty or the obligations of any of the Guarantors under this Guaranty or otherwise with respect to the Secured Obligations in any action or proceeding brought by the Agent hereof to collect the Secured Obligations or any portion thereof, or to enforce the obligations of any of the Guarantors under this Guaranty.

         4. The Agent may from time to time, without exonerating or releasing any Guarantor in any way under this Guaranty, (i) take such further or other security or collateral for the Secured Obligations or any part thereof as it may deem proper, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any other Guarantor or other guarantor of the Secured Obligations or any security or collateral therefor or any part thereof now or hereafter held by the Agent, or (iii) amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Loan Documents, all as it may consider expedient or appropriate in its sole discretion. Without limiting the generality of the foregoing, or of Section 5 hereof, it is understood that the Agent may, without exonerating or releasing any Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Secured Obligations and accept or make any compositions or arrangements, and realize upon any security or collateral for the Secured Obligations when, and in such manner, and with or without notice, all as the Agent may deem expedient.

         5. Each Guarantor acknowledges and agrees that no change in the nature or terms of the Secured Obligations or any of the Loan Documents, or other agreements, instruments or contracts evidencing, related to or attendant upon the Secured Obligations (including any novation), shall discharge all or any part of the liabilities and obligations of such Guarantor pursuant to this Guaranty; it being the purpose and intent of each Guarantor and the Agent that the covenants, agreements and all liabilities and obligations of such Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, each Guarantor agrees that until all of the covenants and agreements of this Guaranty are fully performed, and without possibility of recourse, whether by operation of law or otherwise, such Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Agent or any other member of the Lender Group, or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Agent or any member of the Lender Group, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, such Guarantor or by reason of any further dealings between the Borrowers on the one hand and the Agent or the Lender Group or any member thereof, on the other hand or any other guarantor or surety, and such Guarantor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

         6. The Agent and the Lenders or any of them may, without demand or notice of any kind upon or to any Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by any Guarantor, upon the occurrence and during the continuation of an Event of Default, setoff, appropriate and apply to any portion of the Secured Obligations hereby guaranteed, and in such order of application as set forth in the Loan Agreement, any deposits, property, balances, credit accounts or moneys of any Guarantor in the possession of the Agent or any other member of the Lender Group under their respective control for any purpose. If and to the extent that any Guarantor makes any payment to the Agent or any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have against any Borrower by reason thereof shall be subject and subordinate to the prior payment in full in cash of the Secured Obligations.

         7. The creation or existence from time to time of Secured Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized, without notice to any Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Agent or any other member of the Lender Group herein. Anything herein to the contrary notwithstanding, the liability of any Guarantor hereunder shall not exceed the amount which would be enforceable in a bankruptcy, insolvency or other similar proceeding giving effect to fraudulent conveyance and other similar laws relating to the insolvency of debtors.

         8. Upon the bankruptcy or winding up or other distribution of assets of any Borrower or of any surety or guarantor (other than a Guarantor) for any Obligations of the Borrowers to the Lender Group, the rights of the Agent against any Guarantor shall not be affected or impaired by the omission of the Agent or any other member of the Lender Group to prove its claim, or to prove the full claim, as appropriate, against the Borrowers or any such other guarantor or surety and the Agent may prove such claims as it sees fit and may refrain from proving any claim and in its discretion may value as it sees fit or refrain from valuing any security held by it without in any way releasing, reducing or otherwise affecting the liability to the Agent and the other members of the Lender Group of each of the Guarantors.

         9. Any amount received by the Agent from whatsoever source and applied toward the payment of the Secured Obligations shall be applied in accordance with the terms of the Loan Agreement.

         10. Each Guarantor hereby absolutely, unconditionally and irrevocably expressly waives, except to the extent such waiver would be expressly prohibited by applicable law, the following: (a) notice of acceptance of this Guaranty, (b) notice of the existence or creation of all or any of the Secured Obligations,
(c) presentment, demand, notice of dishonor, protest and all other notices whatsoever (other than the notices expressly required hereunder or under any other Loan Document to which such Guarantor is a party), (d) all diligence in collection or protection of or realization upon the Secured Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing, (e) all rights to enforce any remedy which Agent or any other member of the Lender Group may have against the Borrowers, and (f) until all of the Secured Obligations shall have been indefeasibly paid or satisfied in full, all rights of subrogation, indemnification, contribution and reimbursement from any Borrower, and (g) any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Agent or any other member of the Lender Group in respect of the Secured Obligations. If a claim is ever made upon the Agent or any other member of the Lender Group for the repayment or recovery of any amount or amounts received by such Person in payment of any of the Secured Obligations and such Person repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Person or any of its property, or (ii) any settlement or compromise of any such claim effected by such Person with any such claimant, including any Borrower, then in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Secured Obligations, and such Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

         11. Agent and the other members of the Lender Group may, to the extent permitted under the Loan Agreement, sell, assign or transfer all or any part of the Secured Obligations, and in such event each and every permitted assignee, transferee, or holder of all or any of the Secured Obligations shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such permitted assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

         12. This Guaranty is a continuing guaranty of the Secured Obligations and all liabilities to which it applies or may apply under the terms hereof, and such Secured Obligation and liabilities shall be conclusively presumed to have been created in reliance hereon. No failure or delay by the Agent or any other member of the Lender Group in the exercise of any right, power, privilege or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any other member of the Lender Group of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy and no course of dealing between any Guarantor, the Agent or any other member of the Lender Group shall operate as a waiver thereof. No action by the Agent or any other member of the Lender Group permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Secured Obligations shall include, without limitation, all Obligations (other than the FF&E Obligations) of the Borrowers to the Agent and the other members of the Lender Group, notwithstanding any right or power of any third party, individually or in the name of the Borrowers and the Lender Group, or any of them, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of any Guarantor hereunder.

         13. This Guaranty shall be binding upon the Guarantors, their respective successors and assigns and inure to the benefit of the Agent and the other members of the Lender Group and their respective successors and assigns. No Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of the Agent. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the parties against whom enforcement is sought unless made in writing and signed by an authorized officer of such party. If at any time all or any part of any payment theretofore applied by Agent or any other member of the Lender Group to any of the Secured Obligations is or must be rescinded or returned by Agent or any other member of the Lender Group for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Guarantor or any Borrower), such Secured Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Agent or such other member of the Lender Group, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligations, all as though such application by Agent or such other member of the Lender Group had not been made.

         14. This is a guaranty of payment and not of collection. In the event the Agent makes a demand upon any Guarantor under this Guaranty, such Guarantor shall be held and bound to the Agent directly as debtor in respect of the payment of the amounts hereby guaranteed. The Guarantors shall be jointly and severally liable for the payment and performance of their obligations hereunder. All costs and expenses, including reasonable and documented attorneys' fees and expenses, incurred by the Agent in obtaining performance of or collecting payments due under this Guaranty to the extent permitted by the Loan Agreement, shall be deemed part of the Secured Obligations guaranteed hereby. Any notice or, demand which the Agent may wish to give shall be served upon any Guarantor in the fashion prescribed for notices in the Loan Agreement in care of Peninsula Gaming Partners, LLC at the following address (or at such other address as Guarantors may designate in written notice to Agent) and the notice so sent shall be deemed to be served as set forth in the Loan Agreement:

                                    [NAME OF APPLICABLE GUARANTOR]
                                    c/o Peninsula Gaming Partners, LLC
                                    400 E. Third Street, P.O. Box 1750
                                    Dubuque, Iowa  52004
                                    Attn: Natalie Schramm
                                    Fax No. (563) 690-2190

                                    and

                                    [NAME OF APPLICABLE GUARANTOR]
                                    c/o Peninsula Gaming Partners, LLC
                                    11100 Santa Monica Boulevard, 10th Floor
                                    Los Angeles, California  90025
                                    Attn: M. Brent Stevens
                                    Fax No. (310)914-6476

         with copies to:            MAYER, BROWN, ROWE & MAW LLP
                                    1675 Broadway
                                    New York, New York 10019
                                    Attn:  Ron Brody, Esq.
                                    Fax No. (212) 262-1910

         15. Each Guarantor expressly represents and acknowledges that any financial accommodations by the Lender Group to the Borrowers, including, without limitation, the extension of credit under the Loan Agreement, are and will be of direct interest, benefit and advantage to such Guarantor.

         16.  [Intentionally Omitted.]

         17.  Each Guarantor hereby represents and warrants that:

         (a) such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate or company power and authority and the legal right to own and operate property, to lease the property such Guarantor operates under lease and to conduct the business in which such Guarantor is currently engaged;

         (b) such Guarantor has the corporate or company power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty and the other Loan Documents to which it is a party, and has taken all necessary company action to authorize the execution, delivery and performance of this Guaranty and each of the other Loan Documents to which it is a party;

         (c) this Guaranty and each of the other Loan Documents to which it is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceedings in equity or at law);

         (d) the execution, delivery and performance of this Guaranty and the other Loan Documents to which it is a party will not violate any provision of any governmental requirement or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any governmental requirement or contractual obligation of such Guarantor;

(e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this such Guaranty or any other Loan Document to which it is a party; and

(f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or against such Guarantor's properties or revenues (1) with respect to this Guaranty or any other Loan Document to which it is a party or any of the transactions contemplated hereby or thereby or
(2) which could reasonably be expected to cause a Material Adverse Change.

         The foregoing representations and warranties shall be deemed to have been made by each Guarantor on each date of each borrowing under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         18. Each Guarantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the jurisdiction set forth in Section 13(b) of the Loan Agreement;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth in Section 14 hereof; and

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

         19. EACH GUARANTOR HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         20. This Guaranty shall be construed and interpreted in accordance with the internal laws of the State of New York, without regard to the conflict of laws principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

         21. Upon payment in full of all Secured Obligations as provided herein, this Guaranty shall terminate and the Agent shall take all action reasonably requested by Guarantors (at the expense of the Borrower or Guarantors) to evidence the termination of this Guaranty.

         22. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof via facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         23. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Agent" shall be a reference to Agent for itself and for the other members of the Lender Group, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by Agent for the benefit of and on behalf of the Lender Group.

         24. Any new Subsidiary (whether by acquisition or creation) of a Borrower (other than a CFC) is required to enter into a Guaranty. Upon the execution and delivery of Annex 1 by such new Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

         25. Each provision of this Guaranty shall be severable from every other
provision  of  this   Guaranty  for  the  purpose  of   determining   the  legal
enforceability of any specific provision.

         26. All representations, warranties and covenants of each Guarantor contained herein shall survive the execution and delivery of this Guaranty.

         27. This Guaranty, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

         28. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Guaranty.

         29. Notwithstanding anything herein to the contrary, to the extent that any Guarantor or any other party makes any payment on the Secured Obligations that is subsequently invalidated, declared to be fraudulent, avoidable or preferential, set aside or is required to be repaid to a trustee, receiver, the estate of such Guarantor or any other party under any bankruptcy act, state or Federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then, to the extent of such Voided Payment, that portion of the Secured Obligations that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is sought to be recovered from the Agent or any other member of the Lender Group, an "Event of Default" under the Loan Agreement shall be deemed to have occurred and to be continuing from the date of such recovery from the Agent or such other member of the Lender Group of such Voided Payment until the full amount of such Voided Payment is fully and finally restored to the Agent or such other member of the Lender Group and until such time the provisions of this Guaranty, and the guaranty provided herein, shall be in full force and effect.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.

GUARANTORS:                         THE OLD EVANGELINE DOWNS
                                    CAPITAL CORP., a Delaware corporation


                                    By:   /S/  NATALIE A. SCHRAMM
                                       -----------------------------------------
                                       Name:  Natalie A. Schramm
                                       Title:  Chief Financial Officer






Guaranty

                                     ANNEX 1

                                       to

                                    GUARANTY

                               FORM OF SUPPLEMENT



         THIS SUPPLEMENT NO. __ (this "Supplement") dated as of __________ to the Guaranty dated as of June ___, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), by Peninsula Capital Corp. (formerly known as The Old Evangeline Downs Capital Corp.), a Delaware corporation, and those additional entities that thereafter become parties thereto (each a "Guarantor" and collectively, the "Guarantors") and Wells Fargo Foothill, Inc., a California corporation, as agent for the Lenders (as defined in the hereinafter defined Loan Agreement) (the "Agent").


                                   WITNESSETH:

         WHEREAS, pursuant to that certain Loan and Security Agreement dated as of June ___, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), by and among The Old Evangeline Downs, L.L.C., a Louisiana limited liability company ("OED"), and Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC), a Delaware limited liability company ("DJO"; together with OED, hereinafter collectively referred to as "Borrowers" and each individually as a "Borrower"), the Lenders party thereto from time to time and the Agent, the Lender Group has agreed to extend credit to the Borrowers from time to time pursuant to the terms and conditions thereof; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty, and if not defined therein, in the Loan Agreement; and

         WHEREAS, the Guarantors have entered into the Guaranty in order to induce the extension of credit under the Loan Agreement; and

         WHEREAS, pursuant to Section 24 of the Guaranty, each new Subsidiary (whether by acquisition or creation) of a Borrower (other than a CFC) must execute and deliver the Guaranty, and the execution of the Guaranty by the undersigned new Guarantor or Guarantors (collectively, the "New Guarantor") may be accomplished by the execution of this Supplement in favor of the Agent for the benefit of the Lender Group; and

         WHEREAS, New Guarantor is a direct or indirect Subsidiary of a Borrower, and New Guarantor has determined that it will realize substantial direct and indirect benefits as a result of the loans and other financial accommodations extended to the Borrowers pursuant to the Loan Agreement, and New Guarantor's execution, delivery and performance of this Guaranty is within New Guarantor's corporate or other purposes;

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Guarantor hereby agrees as follows:

         SECTION 1. In accordance with Section 24 of the Guaranty, the New Guarantor, by its signature below, becomes a "Guarantor" under the Guaranty with the same force and effect as if originally named therein as a "Guarantor" and the New Guarantor hereby (a) agrees to all of the terms and provisions of the Guaranty applicable to it as a "Guarantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Guarantor" thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full in cash of the Secured Obligations, does hereby guarantee, subject to the limitations set forth in Section 7 of the Guaranty, to the Agent, for the benefit of the Lender Group, the full and prompt payment of the Secured Obligations, including, without limitation, any interest thereon, plus reasonable attorneys' fees and expenses if the Secured Obligations represented by the Guaranty are collected by law, through an attorney-at-law, or under advice therefrom. Each reference to a "Guarantor" in the Guaranty shall be deemed to include the New Guarantor. The Guaranty is incorporated herein by reference.

         SECTION 2. The New Guarantor represents and warrants to the Agent that this Supplement has been duly executed and delivered by the New Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

         SECTION 3. This Supplement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof via facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

         SECTION 5. This Supplement shall be construed and enforced and the rights and duties of the parties shall be governed by in all respects in accordance with the laws and decisions of the State of New York without reference to the conflicts or choice of law principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the New Guarantor has duly executed this Supplement to the Guaranty as of the day and year first above written.


NEW GUARANTOR:                      [Name of New Guarantor]


Address:                                        By:
        -------------------------------            -----------------------------
                                                Name:
        -------------------------------              ---------------------------
                                                Title:
        -------------------------------               --------------------------